UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
October 25, 2007
Date of Report
(Date of earliest event reported)
Total System Services, Inc.
(Exact name of registrant as specified in its charter)

Georgia	1-10254	58-1493818

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 First Avenue, Columbus, Georgia	31901

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(706) 649-2267

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 — REGULATION FD
Item 7.01 Regulation FD Disclosure
     On October 25, 2007, Total System Services, Inc. (“TSYS” or the “Company”) announced that it had entered into an Agreement and Plan of Distribution (the “Plan of Distribution”) with Synovus Financial Corp. (“Synovus”) and Columbus Bank and Trust Company (“CB&T”), a wholly owned banking subsidiary of Synovus and approximately 80.8% parent of TSYS. Subject to the terms and conditions of the Plan of Distribution, CB&T will distribute all of its shares of TSYS common stock to Synovus and then Synovus will distribute all of those shares to Synovus shareholders, after which distributions TSYS will become a fully independent, publicly owned company (the “spin-off”). Prior to the spin-off, and in accordance with the Plan of Distribution, TSYS expects to pay a one-time aggregate cash dividend of $600 million (the “special dividend”) to all TSYS shareholders, including (indirectly) Synovus. The special dividend is expected to be funded by a combination of TSYS’ cash on hand and a credit facility expected to be entered into by TSYS prior to the spin-off.
     In connection with the announcement, TSYS management will be holding a conference call at 8:30 a.m., on October 26, 2007 to discuss the spin-off and related matters. A copy of the press release regarding the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. A copy of a slide presentation prepared by TSYS to be presented and discussed at the conference call and posted on the Company’s website is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.
SECTION 8 — OTHER EVENTS
Item 8.01 Other Events
     On October 25, 2007, TSYS announced that it had entered into the Plan of Distribution with Synovus and CB&T. A copy of the press release regarding the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
     In connection with the spin-off, TSYS will be soliciting proxies for a special meeting of its shareholders in order to amend TSYS’ Articles of Incorporation and Bylaws to remove provisions that will no longer be appropriate once TSYS is a fully independent company.
ADDITIONAL INFORMATION AND WHERE TO FIND IT
     TSYS intends to file with the Securities and Exchange Commission a proxy statement in connection with the proposed amendments to its Articles of Incorporation and those amendments to its Bylaws requiring shareholder approval. The proxy statement will be mailed to the shareholders of TSYS. SHAREHOLDERS OF TSYS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Such proxy statement (when available) and other relevant documents may also be obtained, free of charge, on the Securities and Exchange Commission’s website (http://www.sec.gov) or by contacting TSYS Investor Relations, P.O. Box 2567, Columbus, Georgia 31902-2567, telephone (706) 644-6081, or from the TSYS website, www.tsys.com.
PARTICIPANTS IN THE SOLICITATION
     TSYS and certain persons may be deemed to be participants in the solicitation of proxies relating to the proposed amendments to TSYS’Articles of Incorporation and those amendments to TSYS’ Bylaws requiring shareholder approval. The participants in such solicitation may include TSYS’ executive officers and directors. Further information regarding persons who may be deemed participants is set forth in the proxy statement for TSYS’ 2007 Annual Meeting of Shareholders, which was filed with the Securities and Exchange Commission on March 19, 2007, and will be available in TSYS’ proxy statement to be filed with the Securities and Exchange Commission in connection with the proposed amendments to TSYS’ Articles of Incorporation and Bylaws.
FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits

99.1	Press Release of Total System Services, Inc., dated October 25, 2007
99.2	Slide Presentation

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOTAL SYSTEM SERVICES, INC.
/s/ Kathleen Moates
Kathleen Moates
Senior Deputy Counsel

Date: October 25, 2007

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Press Release of Total System Services, Inc., dated October 25, 2007
99.2	Slide Presentation